WILLOW RUN AIRPORT LEASE

                    BETWEEN

               WAYNE COUNTY AIRPORT AUTHORITY

                    AND

               BALTIA AIR LINES, INC.

                    TABLE OF CONTENTS

ARTICLE I


 1.1 Premises
................................................................ 2
 1.2 Use of Premises
......................................................... 2
 1.3 Term
................................................................... 2
 1.4 Rental
................................................................. 3
 1.5 Security Deposit
........................................................ 4
 1.6 Utilities
............................................................... 4
 1.7 Limitation of Authority's Obligations Re:  Utilities and Facilities
..... 4
 1.8 Payments
................................................................ 5
 1.9 Easements
............................................................... 5

ARTICLE II

 2.1 Maintenance and Repair of Premises
...................................... 5
 2.2 Maintenance of Taxiways and Roadways
.................................... 8
 2.3 Tenant Fixed Improvements
............................................... 8
 2.4 Tenant Trade Fixtures..................................................
11
 2.5 Right of Ingress and Egress ...........................................
12
 2.6 Common Space ..........................................................
12
 2.7 Inspections by the Authority ..........................................
12
 2.8 Indemnification .......................................................
13
 2.9 Insurance .............................................................
13
     A. Required Types of Insurance and Minimum Limits .................. 13
          1. Comprehensive General Liability Insurance ............... 14
          2. All Risk Physical Damage Insurance ...................... 14
          3. Automobile Liability Insurance .......................... 14
          4. Worker's Compensation Insurance ......................... 15
     B. Cancellation Notice ............................................. 15
     C. Proof of Insurance .............................................. 15
     D. Insurance is Continuing Condition ............................... 16
     E. Waiver of Subrogation ........................................... 16
 2.10 Damage To or Destruction of Premises .................................
17
 2.11 Quiet Enjoyment ......................................................
18
 2.12 Eminent Domain .......................................................
18

ARTICLE III

 3.1 Signs  ................................................................
19
 3.2 Receiving & Delivery of Tenant's Freight & Disposition
  Of Refuse ................................................................
19
 3.3 Tenant and Employee Parking ...........................................
19
 3.4 Assignment and Subletting; Tenant's Interest
  Not Transferable .........................................................
20
 3.5 Authority's Right of Entry ............................................
20
 3.6 Authority's Right to Exhibit Premises .................................
21
 3.7 Authority's Right to Reenter Premises and Option to
  Cancel Lease .............................................................
21
 3.8 Right to Relet ........................................................
22
 3.9 Bankruptcy ............................................................
23
 3.10 Authority's Right to Cure ............................................
23
 3.11 Payment of Authority's Expenses ......................................
24
 3.12 Authority's Waiver of Breach .........................................
24
 3.13 Tenant's Right to Cancel .............................................
24
 3.14 Taxes  ...............................................................
25
 3.15 Security Requirements.................................................
25
 3.16 Authority's Lien .....................................................
25
 3.17 Tenant's Discharge of Construction Liens and
  Security Interests .......................................................
26
 3.18 Notice by Tenant of Fire or Accidents ................................
27
 3.19 Surrender of Possession ..............................................
27
 3.20 Vending Machines .....................................................
27
 3.21 Non-Liability of Authority ...........................................
27
 3.22 Accord and Satisfaction ..............................................
27
 3.23 Relationship of Parties ..............................................
28
 3.24 No Option for Premises ...............................................
28
 3.25 Compliance with Laws, Rules and Regulations ..........................
28
 3.26 Environmental Responsibilities .......................................
29
     A. Definitions ..................................................... 29
     B. Indemnification ................................................. 30
     C. Compliance with Environmental Laws .............................. 31
     D. Notification .................................................... 32
     E. Right to Take Action ............................................ 32
     F. Right to Investigate ............................................ 33
     G. Authority Responsibilities ...................................... 34
 3.27 Covenants Against Discrimination .....................................
36
     A. Covenant Pursuant to Requirements of the
     Department of Transportation ....................................... 36
     B. Affirmative Action Assurance Requirements of the
     Federal Aviation Administration .................................... 36
     C. Additional Federal Requirement .................................. 37
     D. State Non-Discrimination Covenants .............................. 38
 3.28 Authority's Ethics Ordinance .........................................
38
 3.29 Federal Government Leases ............................................
38
 3.30 National Emergency ...................................................
39
 3.31 Airport Development ..................................................
39
 3.32 Protection of Aerial Approaches ......................................
39

ARTICLE IV

 4.1 Notices ...............................................................
40
 4.2 Successors ............................................................
40
 4.3 Choice of Law and Forum; Service of Process ...........................
41
 4.4 Partial Invalidity of Contractual Terms ...............................
42
 4.5 Miscellaneous .........................................................
42
 4.6 Entire Lease ..........................................................
43



               BALTIA AIR LINES, INC.

               WILLOW RUN AIRPORT LEASE

THIS LEASE is made and entered into this 1st day of June, 2013, between the WAYNE COUNTY AIRPORT AUTHORITY, a Michigan Public Body Corporate, with principal offices located at Detroit Metropolitan Wayne County Airport, L. C.
Smith Building   Mezzanine, Detroit, Michigan 48242, hereafter referred to
as
the "AUTHORITY", and BALTIA AIR LINES, INC., a New York Corporation, with principal offices located at John F. Kennedy International Airport, Building 151, Room 361, Jamaica, New York 11430, hereafter referred to as the "TENANT".
The AUTHORITY and the TENANT may be referred to hereafter individually as a "Party" or collectively as the "Parties".

WHEREAS, the County of Wayne (hereinafter the "County") owns the Willow Run Airport (hereinafter the "AIRPORT") located in Ypsilanti, Michigan; and

WHEREAS, pursuant to the amendment to the Michigan Aeronautics Code, being the
Public Airport Authority Act, MCL 259.108   259.125c, the operational
jurisdiction of the AIRPORT transferred from the County to the Wayne County Airport Authority, being fully approved by the Federal Aviation
Administration; and

WHEREAS, the AUTHORITY has the authority to lease premises and facilities at the AIRPORT and to grant rights and privileges with respect thereto; and

WHEREAS, the TENANT desires to continue to lease from the AUTHORITY certain premises at the AIRPORT for use in its aeronautical business;

NOW, THEREFORE, in consideration of the premises and mutual undertakings of the Parties hereto, it is agreed as follows:

ARTICLE I

1.1 PREMISES
The AUTHORITY, for and in consideration of the RENT (hereinafter defined)

specified herein and the stipulations and covenants herein given on the part of the TENANT, grants, demises and leases to the TENANT, for the TENANT's use, and the TENANT hires and takes from the AUTHORITY the following premises, hereafter referred to collectively as the "Premises", located at the AIRPORT:

          HANGAR 1, BAY 4, SECOND FLOOR comprising of One Thousand Eight Hundred Six (1,806) square feet of second floor office space, as designated on Exhibit A, attached hereto and incorporated by reference as if fully set forth herein.

The TENANT agrees that it has thoroughly inspected the Premises and it is familiar with any and all conditions on, around and/or affecting the Premises. The AUTHORITY makes no warranties or representations about the condition, fitness, or safety of the Premises or any part thereof, and the TENANT accepts the same "as is" on the commencement date hereof.

1.2 USE OF PREMISES
The TENANT has the right, subject to the terms, conditions, and covenants set forth herein, to use the Premises only in connection with the operation of the aeronautical aspects of its business. The TENANT shall not use the Premises for any other purpose without the prior written consent of the AUTHORITY.

1.3 TERM
The Term ("TERM") of this LEASE shall be for a period of two (2) years, commencing on June 1, 2013 (the "Commencement Date"), and terminating on May 31, 2015 (the "Termination Date"), unless sooner cancelled or terminated pursuant to the terms of this LEASE. Unless otherwise provided herein, the AUTHORITY may terminate this LEASE upon thirty (30) days' advance written notice to the TENANT and the TENANT shall be responsible for any and all RENT or other sums due and owing up to the date of termination.

Upon agreement of the Parties, the TENANT shall have the option to request to renew this LEASE of any or all of the Premises described in Section 1.1 for up to two (2) additional terms of one (1) year each (each referred to as a "Renewal Term"), provided, the TENANT gives to the AUTHORITY written notice of its intent to exercise the option not less than thirty (30) days prior to the applicable Termination Date and, provided that the TENANT is not in default and is current in its obligation to pay RENT; and provided further, that the rentals for such Renewal Term shall be at the then current rental rates applicable to similar space at the AIRPORT, and the AUTHORITY, through its Chief Executive Officer, or his/her designee, agrees to the exercise of said option.

1.4 RENTAL
In consideration for the TENANT's use of the Premises, the TENANT shall pay to the AUTHORITY during the TERM of this LEASE the following rentals:

          HANGAR 1, BAY 4, SECOND FLOOR: For One Thousand Eight Hundred Six (1,806) square feet at the annual rate of $6.00 per square foot, the TENANT shall pay annual rent of Ten Thousand Eight Hundred Thirty Six Dollars ($10,836.00) in monthly installments of Nine Hundred Three Dollars ($903.00) (hereinafter "RENT") for the TERM of this LEASE.

All RENT is payable in advance, on or before the first day of each month. The first rental installment shall be due and payable on or before June 1, 2013.

1.5 SECURITY DEPOSIT

The TENANT shall deposit with the AUTHORITY, on or before the Commencement Date of this LEASE, an amount equal to two (2) months of RENT, which shall be retained by the AUTHORITY for as long as this LEASE remains in effect as security for the payment of RENT and the TENANT's other obligations. Upon the
AUTHORITY's written request, the TENANT shall make additional deposits as may be necessary to maintain at all times a total security deposit equal to two (2)

months of RENT at the rates then in effect. The TENANT currently has a security deposit with the AUTHORITY in the amount of Nine Hundred Three Dollars ($903.00) pursuant to its Lease with the AUTHORITY dated November 1, 2012, which amount is hereby acknowledged and may be applied toward the TENANT's obligation herein. Accordingly, upon execution of this LEASE, the TENANT shall deposit with the AUTHORITY the additional amount of Nine Hundred Three
Dollars
($903.00), and thereafter shall maintain at all times a security deposit equal to at least two (2) months of RENT.

1.6 UTILITIES
The AUTHORITY will furnish to the Premises, at no additional cost to the

TENANT, heat, air conditioning, and electrical current for general illumination only.

1.7 LIMITATION OF AUTHORITY'S OBLIGATIONS RE: UTILITIES AND FACILITIES
The AUTHORITY is not obligated to provide any utility services or facilities other than as specified herein in Section 1.6, nor is the AUTHORITY obligated to increase the voltage or capacity of any utility service or facility existing on the effective date hereof.


The AUTHORITY will not, under any circumstances, be liable to the TENANT or any person for any personal injury or property damage caused by any defect in or malfunctioning of any plumbing, heating, ventilating, sprinkler or air conditioning system, electrical wiring or insulation thereof, gas or steam pipes, or from the backing-up of any sewer pipe, or from the bursting, leaking, or running of any tank, tub, washstand, toilet, or waste pipe, drain, or any other pipe or tank in, on, or about the Premises, or from the escape of steam or hot water from any boiler or radiator, or for any damage or injury caused by water being on or coming from the roof, stairs or walks, or any other place on or near the Premises.

1.8 PAYMENTS
All sums payable to the AUTHORITY by the TENANT pursuant to the terms of this
LEASE are considered RENT for all purposes hereunder. If the TENANT fails to pay any RENT when the same is due, then the TENANT shall pay, in addition to the full amount owed, a late payment charge equal to one percent (1%) of the amount due per month for each month, or part thereof, that such sums have not been paid.

1.9 EASEMENTS

The TENANT's rights and privileges under this LEASE are subject to all existing utility and other easements, if any, as delineated on Exhibit A.

ARTICLE II

2.1 MAINTENANCE AND REPAIR OF PREMISES
The Parties shall have the following responsibilities:
     A. AUTHORITY'S RESPONSIBILITIES
     The AUTHORITY will provide, at its own expense, the following maintenance and repair services for the Premises:
          1. HANGAR 1, BAY 4, SECOND FLOOR - structural maintenance and repair of the Premises, which is limited to maintenance and repair of footings, floors, columns, beams, bearing walls, retaining walls, roof, main sewers, sanitary (storm sewers), main water line, HVAC and sprinkler systems, and only preventative maintenance for the hangar doors; provided, however that the TENANT, at its sole cost, is responsible for all repairs required as a result of damages to the Premises caused by the TENANT, its agents, employees, representatives, contractors, guests, or invitees.
The AUTHORITY has no responsibility to provide any maintenance, repair or other services to the Premises other than as stated above. In the event of any disputes regarding the AUTHORITY's obligations under this Section, the Parties agree that the AUTHORITY is vested with the sole and absolute discretion to decide all disputes regarding maintenance and repair.
     B. TENANT'S RESPONSIBILITIES
     The TENANT shall, at its own expense, maintain the Premises in a sanitary and safe condition and in good repair, reasonable wear and tear excepted, by providing the following maintenance, and repair services:
          1. HANGAR 1, BAY 4, SECOND FLOOR - all non-structural maintenance and repair of the Premises and all Facilities and Fixed Improvements constructed or installed on or in the office space, and providing all necessary janitorial services;.
     If the TENANT fails to perform any obligation required by this Section within thirty (30) days after receiving written notice of such failure from the AUTHORITY (by the Chief Executive Officer or his/her designee), or under circumstances where the obligation is of such character as to require more than thirty (30) days to perform and the TENANT fails within said thirty (30) day period to commence and thereafter proceed diligently to perform such obligation, then in either of such events, the AUTHORITY may, at its option and in addition to its other remedies, perform such obligation. Any and all sums or costs expended by the AUTHORITY in the performance of any such obligation shall be additional RENT for all purposes hereunder and the TENANT shall pay the AUTHORITY such additional RENT no later than thirty (30) days after the date an invoice for such additional RENT is mailed to the TENANT from the AUTHORITY.
     In the AUTHORITY's sole and absolute discretion, in the event the TENANT's failure to perform any obligation under this Section adversely affects or endangers the health or safety of the public or the AUTHORITY's employees, and the Chief Executive Officer or his/her designee, so states in its aforesaid notice, the AUTHORITY may, but is not obligated to, perform such obligation at any time after giving such notice and without awaiting the expiration of said thirty (30) day period.
     If the AUTHORITY performs any of the TENANT's obligations pursuant to the provisions of this Section, the AUTHORITY shall not be liable to the TENANT for any loss and/or liability resulting from such performance. The TENANT hereby indemnifies and forever releases the AUTHORITY, and any employee, contractor, agent, Board member and assign of the Authority, for any and all liability, cost, damage and the like arising from or related to any action the AUTHORITY undertakes pursuant to Section 2.1 of this LEASE.


2.2 MAINTENANCE OF TAXIWAYS AND ROADWAYS
The AUTHORITY will maintain all AIRPORT roadways and taxiways providing access to the Premises in good and adequate condition, and shall maintain free and uninterrupted access to the Premises at all times, acts of God and circumstances over which the AUTHORITY has no control excepted.

2.3 TENANT FIXED IMPROVEMENTS
     A. Tenant's Right to Install. The TENANT may construct or install, in or on the Premises, fixed improvements (hereinafter "Fixed Improvement[s]"), but only with the prior written consent of the AUTHORITY, through its Chief Executive Officer, or his/her designee. Upon the expiration or earlier termination of this LEASE, title to such Fixed Improvements and all subsequent additions and improvements thereto shall vest in the AUTHORITY free and clear from any lien or any right, claim, or demand of the TENANT or any person claiming by or through the TENANT; provided, however, that the TENANT shall, if requested in writing by the AUTHORITY, remove any such alterations or additions at the TENANT's sole expense, and shall repair all damage caused by such removal.
     For purposes of this LEASE, the term "Fixed Improvement" includes all buildings and other permanent structures located on the Premises including, but not limited to, all fencing, grading, paving, and surfacing with stone or hard top; all underground wires, cables, pipes, conduits, tanks, and drains; and any other kinds of personal property, excluding Trade Fixtures (as herein defined), that are so attached to any building or permanent structure on the Premises that they cannot be removed without causing material injury to the building or structure to which they are attached.
     B. Construction of Fixed Improvements. Prior to construction of any Fixed Improvement, the TENANT shall submit an application for an AIRPORT Construction or Alteration Permit, pay all charges therefore, and obtain the AUTHORITY'S approval of the permit.
     Immediately upon completion of the construction of any Fixed Improvement, the TENANT shall furnish the AUTHORITY with a certified itemized account of the costs thereof, and "as built" plans and underground "as built" drawings, as applicable.
     C. Subsequent Alterations and Additions to Fixed Improvements. Following completion of the construction of Fixed Improvements upon the Premises, the TENANT may, at its own expense, make subsequent alterations or additions that are necessary for the operation of its business, provided that the TENANT has submitted an application for an AIRPORT Construction or Alteration Permit, paid all charges therefore, and the AUTHORITY has approved the permit in writing. On the date of termination or earlier cancellation of this LEASE, all permanent alterations or additions to Fixed Improvements to the Premises will become the property of the AUTHORITY, free and clear of any lien and any right, claim, or demand of the TENANT, or any person claiming through the TENANT; provided, however, that the TENANT shall, if requested in writing by the AUTHORITY, remove any such alterations or additions at the TENANT's sole expense, and shall repair all damage caused by such removal.
     Upon completion of the construction of any subsequent alterations or additions to any Fixed Improvement, the TENANT shall furnish the AUTHORITY with a certified itemized account of the costs thereof, and "as built" plans and underground "as built" drawings as applicable.
     D. Construction Contracts/Other Records. Prior to commencement of construction of any approved Fixed Improvements or subsequent additions or alterations thereto, the TENANT shall submit to the AUTHORITY a copy of the contract or contracts for such construction, which shall include a requirement that the contractor provide performance and labor and materials bonds in compliance with the AUTHORITY's standard specifications for AIRPORT construction contracts. The TENANT shall not enter into any contracts prior to the AUTHORITY's approval of all of the TENANT's plans and specifications. Any contract entered into by the TENANT and any warranties contained therein shall be for the benefit of the AUTHORITY as well as the TENANT, and such contract shall contain a provision giving the AUTHORITY a direct right of action to enforce the provisions of the contract including, without limitation, the right to recover damages for breach thereof by the contractor.
     The TENANT shall also furnish to the AUTHORITY copies of other records including, but not limited to, receipts and timekeeping documents that the AUTHORITY may require to verify construction of any Fixed Improvements.
     E. Certificate of Non-Lien and Cost. The TENANT agrees that it will not make any contract for the construction of, repair of, or addition to, any Fixed Improvement, or any part thereof, or for any work to be performed or materials to be furnished upon or to the Premises, or any part thereof, without first providing in such contract a disclosure that the Premises are owned by the County of Wayne, Michigan and operated by the AUTHORITY and that the TENANT is merely a tenant of the AUTHORITY, and, further, that no lien, security interest, or other encumbrance shall be created or shall arise against the Premises, except as otherwise provided herein. To this end, the TENANT agrees to defend and save harmless the AUTHORITY and the Premises from any lien, security interest, or other encumbrance asserted or filed against the Premises.
     After completion of construction of any initial Fixed Improvements, and any subsequent addition or alteration thereto, the TENANT shall, within the thirty (30) day period following the close of the statutory construction lien period, submit to the AUTHORITY certificates by the TENANT and the construction contractor and its subcontractors that no liens, construction or otherwise, have been or are attached to the Premises, and that all charges and costs therefore have been paid in full.

2.4 TENANT TRADE FIXTURES
With the prior written approval of the AUTHORITY, by the Chief Executive Officer, or his/her designee, the TENANT may, at its own expense, install, maintain, operate and replace any and all trade fixtures (hereinafter "Trade Fixture[s]") and other personal property in connection with the TENANT's operations, or use of the Premises; all such Trade Fixtures are and will remain the property of the TENANT.
The TENANT shall repair any damage to the Premises caused by the removal of Trade Fixtures, by placing the Premises in the same condition as when constructed or installed, normal wear and tear excepted.
For purposes of this LEASE, the term "Trade Fixture" includes, by example, any sign, electrical or otherwise, used to identify or advertise the TENANT's business and all machinery and equipment used in connection with such business, whether or not such sign, machinery, or equipment are bolted or otherwise attached to any Fixed Improvement.

2.5 RIGHT OF INGRESS AND EGRESS
The TENANT has full rights of ingress to and egress from the Premises for the
TENANT, its employees, customers, and other invitees, including persons supplying materials or furnishing services to the TENANT.

2.6 COMMON SPACE
The TENANT and its employees, customers, and other invitees have the full right, in common with others, to use all of the public areas of the building in which the Premises are located including, but not limited to, the hallways, rest rooms, stairways, lobby and other public conveniences.

2.7 INSPECTIONS BY THE AUTHORITY
The AUTHORITY has the right to periodically inspect during construction of any new or addition to, or alteration of, any improvement on the Premises, and the
TENANT shall reimburse the AUTHORITY for the reasonable cost thereof. The TENANT shall comply with any and all rules, ordinances, regulations and restrictions regarding any construction and alteration to the Premises, including construction permit process by the AUTHORITY.
The AUTHORITY has the right, at its sole expense, to periodically inspect the
Premises at times other than during construction.

2.8 INDEMNIFICATION
The TENANT shall indemnify, defend, and hold harmless the AUTHORITY, and its respective Board Members, officers, employees, agents, and representatives from and against any and all claims, liabilities, losses, demands, causes of action, suits or judgments including, but not limited to, those for death of or injury to persons and for loss of or damage to property, arising or alleged to arise, either directly or indirectly, (a) out of or in connection with the TENANT's use or occupancy of the Premises, or (b) out of or in connection with the acts or omissions of the TENANT, its officers, employees, agents, representatives, contractors, guests or other invitees where such acts or omissions occur on the Premises, or (c) out of or in connection with any acts or omissions of the TENANT, its officers, employees, agents, representatives, contractors, guests or other invitees where such acts or omissions occur elsewhere at the AIRPORT;

provided, however, that the TENANT will not be liable hereunder for any injury, death, damage or loss caused by the AUTHORITY's sole negligence, or by the joint negligence of the AUTHORITY and any person other than the TENANT.

2.9 INSURANCE
     A. Required Types of Insurance and Minimum Limits. Subject to the conditions hereinafter set forth, the TENANT, at its own expense and in its own name, and (excepting Worker's Compensation coverage) in the names of the AUTHORITY and the County of Wayne, as additional insureds, as their respective interests may appear, shall maintain and keep in force during the TERM of this LEASE, and any Renewal Term, the following policies of insurance, which shall be written by a financially responsible insurance company or companies, licensed to conduct business in the State of Michigan:
          1. Comprehensive General Liability Insurance, which includes occurrence-based coverage for premises and operations, products and completed operations, and a contractual liability endorsement covering the obligations assumed by the TENANT to indemnify the AUTHORITY under the terms of this LEASE or, in lieu of a contractual liability endorsement, a policy from which any contractual exclusion has been deleted. Said policy shall provide liability insurance for personal injury and property damage with a combined single limit of not less than One Million Dollars ($1,000,000.00) for each occurrence;
          2. All Risk Physical Damage Insurance for one hundred percent (100%) of the replacement cost of all insurable Fixed
          Improvements located on the Premises;
          3. Automobile Liability Insurance in accordance with the laws of the State of Michigan, which includes coverage for residual liability for bodily injury and property on an "occurrence basis", with a combined single limit of not less than One
          Million Dollars ($1,000,000.00) for each occurrence; and
          4. Worker's Compensation Insurance coverage as required by the laws of the State of Michigan, or participation in any self-insured worker's disability compensation program approved by the State of Michigan, and Employer's Liability Insurance in an amount of not less than Five Hundred Thousand Dollars ($500,000.00).


     Any insurance provided hereunder may be provided by a special policy arranged for this particular purpose or may be provided under a blanket policy that covers the Premises and the TENANT's LEASE obligations provided for herein as well as other property and obligations of the TENANT.
     B. Cancellation Notice. Each policy required hereunder shall provide for at least thirty (30) days unconditional advance written notice to the AUTHORITY prior to any cancellation, termination, or material modification of the policy or any part thereof, in any manner adverse to the interests of the AUTHORITY, except workers compensation, which shall be at least twenty (20) days. In the event of a material change in the terms of the insurance and/or coverage afforded by the policy including cancellation, the TENANT shall provide thirty (30) days unconditional advance written notice to the AUTHORITY of such change.
     C. Proof of Insurance. At the time this LEASE is returned to the AUTHORITY for execution and prior to occupancy of any of the Premises for any purpose, and by the expiration date of any expired policies, the TENANT shall deliver to the AUTHORITY's Procurement Division at Detroit Metropolitan Wayne County Airport, L.C. Smith Building Mezzanine Level, Detroit, Michigan 48242, either a certified copy of each insurance policy required hereunder, or a certificate of compliance with the self-insured provisions of the Worker's Disability Compensation, or a certificate of coverage pursuant to the provisions hereof, or a certificate of insurance as evidence of compliance with this Section; provided, however, that the TENANT shall, within thirty
     (30) days following the written request of the AUTHORITY, replace any insurance certificate with a certified copy of each insurance policy. If at any time, any of the policies become unsatisfactory to the AUTHORITY as to form or substance, or if the companies issuing such policies become unsatisfactory to the AUTHORITY, the TENANT shall promptly obtain new and satisfactory policies in replacement.
     D. Insurance is Continuing Condition. Compliance with this Section is a continuing condition of the TENANT's enjoyment of the rights and privileges granted under this LEASE. In the event the TENANT fails to maintain and keep in force insurance as hereinabove required, the TENANT shall forthwith cease all operations from and at the Premises until such failure is completely remedied to the satisfaction of the AUTHORITY.
     E. Waiver of Subrogation. The TENANT shall waive any rights of subrogation for personal injury or property damage against the AUTHORITY, its employees and agents arising from this LEASE. In the event of any payment by any insurer of the TENANT, under any policy of insurance, the insurer of the TENANT shall not be subrogated to any of the TENANT's rights of recovery therefore against the AUTHORITY, its employees and agents and the TENANT shall neither execute nor deliver instruments and papers nor do anything whatever to secure any such rights for the benefit of the insurer against the AUTHORITY, its employees and agents. The TENANT waives any and all rights of recovery against the AUTHORITY, its employees and agents for insured losses occurring to any property insured by the TENANT arising from this LEASE. The AUTHORITY shall not, under any circumstances, be liable to the TENANT or any person for any bodily injury or property damage occasioned by any defect or malfunction of equipment or property, or from the escape of steam or water, or for any damage or injury occasioned by water or ice being on the premises or work site or coming from any source.


2.10 DAMAGE TO OR DESTRUCTION OF PREMISES OR FIXED IMPROVEMENTS
Premises. If the Premises are partially damaged or totally destroyed by fire, the elements, or other casualty, and are rendered untenantable, the AUTHORITY may, at its option, terminate this LEASE or repair and restore the Premises to a tenantable condition. Until the Premises are restored to a tenantable condition, the RENT payable under this LEASE hereof will be abated totally if the entire Premises are rendered untenantable, or if less than fifty percent (50%) of the Premises is rendered untenantable, the RENT will be abated pro rata for the portion rendered untenantable.
Notwithstanding the foregoing, if the Premises are damaged or destroyed as a result of negligence, omission or willful act of the TENANT, its agents, representatives, employees, guests, or other invitees, then the TENANT will not receive any rental abatement and the TENANT, at its own expense, shall repair and restore the Premises to a condition equivalent to the condition of the Premises at the beginning of the TERM. In the event the Premises are, without the fault of the TENANT, its agents, representatives, employees, guests, or other invitees, damaged or destroyed rendering all or more than one-half (1/2)
thereof untenantable, the TENANT may terminate this LEASE forthwith by serving written notice on the AUTHORITY.

2.11 QUIET ENJOYMENT
The AUTHORITY covenants that it is well seized of the Premises and has operational jurisdiction thereto, free and clear of all liens and encumbrances having priority over this LEASE, and that it has the right and authority to lease the same as herein set forth. The AUTHORITY further covenants that all actions required to effectuate the granting of this LEASE have been taken; and,

except as otherwise specifically provided in this LEASE, the AUTHORITY warrants to the TENANT peaceful possession and quiet enjoyment of any Premises leased hereunder, except for noise and other related interference arising out of the avigational use of the AIRPORT, during the TERM hereof upon performance of the
TENANT's covenants herein.

2.12 EMINENT DOMAIN

In addition to any other right the TENANT may have under this LEASE, the TENANT has the right to intervene and appear in its own behalf in any eminent domain proceeding affecting the Premises and to recover any award to which it may be adjudged entitled in connection with the TENANT's Trade Fixtures, or other personal property, it being understood that, as between the AUTHORITY and the
TENANT, the TENANT will be entitled to the portion of the condemnation award for the Trade Fixtures and other personal property thereon after the Commencement Date of this LEASE, such amortization to be on a straight-line basis over the primary TERM of this LEASE.

ARTICLE III

3.1 SIGNS
The TENANT shall not display, erect or install any exterior signs on the AIRPORT, including the Premises, without the prior written consent of the AUTHORITY.

3.2 RECEIVING & DELIVERY OF TENANT'S FREIGHT & DISPOSITION OF REFUSE

The TENANT agrees that all receipt and delivery of goods, freight and supplies, and all removal of freight, supplies, equipment, garbage and refuse shall be made only by way of the areas provided therefore by the AUTHORITY. The AUTHORITY hereby grants to the TENANT, and the TENANT's employees, agents and invitees, the right, in common with others so entitled, to use such areas during the TERM hereof; subject, however, to reasonable regulations as the AUTHORITY shall make from time to time. The AUTHORITY reserves the right to assess a fee, payable by the TENANT, for the disposition of the TENANT's garbage and refuse.

3.3 TENANT AND EMPLOYEE PARKING

Notwithstanding any other provision of this LEASE, the TENANT and its employees shall park their motor vehicles only in areas specifically designated by the AUTHORITY for such purpose. The TENANT further agrees that within five (5)

days after its receipt of written notice from the AUTHORITY, it will furnish to the AUTHORITY the motor vehicle license numbers assigned to its motor vehicles and the motor vehicles of all its employees. The TENANT shall be responsible for its employees and any parking violations by its employees. In the event that the TENANT or its employees fail to park their motor vehicles in designated parking areas, the AUTHORITY may, at its option, ticket and/or tow the motor vehicle and charge the owner of the vehicle and/or the TENANT.

3.4 ASSIGNMENT AND SUBLETTING; TENANT'S INTEREST NOT TRANSFERABLE
The TENANT shall not assign or in any other manner transfer this LEASE or any estate or interest herein, without the prior written consent of the AUTHORITY, by its Chief Executive Officer, or his/her designee, which consent will not be unreasonably withheld. The TENANT shall not sublet the Premises or any part thereof or allow any person or entity to otherwise use the Premises without the prior written consent of the AUTHORITY, by its Chief Executive Officer, or his/her designee, which consent for AIRPORT related purposes will not be unreasonably withheld.

For the purpose of this Section, the sale of fifty percent (50%) or more of the TENANT's capital stock (if the TENANT is a corporation with less than ten
[10]
shareholders) shall be deemed to be an assignment of this LEASE.
Neither this LEASE, nor any interest of the TENANT's therein, nor any estate created thereby will pass to any trustee or receiver or assignee for the benefit of the TENANT's creditors or otherwise by operation of law.

3.5 AUTHORITY'S RIGHT OF ENTRY
The AUTHORITY has the right to enter upon the Premises at all reasonable hours for any purpose necessary, incidental to, or connected with its performance of any obligations under this LEASE, including inspecting the Premises, making repairs, additions or alterations to the Premises or any property owned or controlled by the AUTHORITY, or in the exercise of its governmental functions, or in the event of an emergency.

3.6 AUTHORITY'S RIGHT TO EXHIBIT PREMISES
For a period commencing ninety (90) days prior to expiration or earlier termination of this LEASE, the AUTHORITY will have reasonable access to the Premises for the purpose of exhibiting the Premises to prospective tenants.

3.7 AUTHORITY'S RIGHT TO REENTER PREMISES AND OPTION TO CANCEL LEASE
The AUTHORITY, in addition to other rights or remedies it may have, has the immediate right of reentry and may remove all persons and property from the Premises and store such property in a public warehouse or elsewhere, or otherwise dispose of such property, at the TENANT's expense upon occurrence of any of the following:
     A. The TENANT's failure to pay any sum due the AUTHORITY within ten
     (10) days after the sum is due; or
     B. The TENANT's failure to perform any other of the terms, conditions, or covenants of this LEASE to be observed or performed by the TENANT pursuant to the LEASE; or
     C. The TENANT becomes bankrupt or insolvent, or files any debtor proceedings, or takes or has taken against it, in any court pursuant to any federal or state statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the TENANT's property, or the TENANT makes an assignment for the benefit of its creditors, or petitions for or enters into an arrangement, and any such bankruptcy or other proceeding remains unvacated or unstayed for sixty (60) calendar days; or
     D. The TENANT abandons the Premises for more than fifteen (15) days; or
     E. The TENANT causes this LEASE to be taken under any writ of execution.
Any act of the TENANT described in this Section will be deemed a material breach of the TENANT's obligations hereunder; upon any such breach, the AUTHORITY may, at its option and in addition to any other remedy available to the AUTHORITY, cancel this LEASE and terminate all rights of the TENANT hereunder by giving the TENANT notice in writing of the election of the AUTHORITY to so cancel.

3.8 RIGHT TO RELET
If the AUTHORITY elects to re-enter the Premises as herein provided, or takes possession thereof pursuant to legal proceedings or any notice provided for by law, it may either cancel this LEASE or it may, from time to time without canceling this LEASE, make such alterations and repairs as may be necessary in order to relet the Premises, and may relet said Premises or any part thereof for such term or terms, which may be for a term extending beyond the TERM of this LEASE, and at such rental or rentals, and upon such other terms and conditions as the AUTHORITY in its sole discretion may deem advisable. Upon each such reletting, all rentals received by the AUTHORITY from such reletting will be applied first, to the payment of any debt the TENANT owes the AUTHORITY for other than RENT due hereunder; second, to the payment of any costs and expenses of such reletting, including brokerage and attorneys' fees, and costs of any alterations and repairs; and third, to the payment of RENT due and unpaid hereunder.
No reentry or repossession of the Premises by the AUTHORITY shall be construed as an election by the AUTHORITY to cancel this LEASE unless a written notice of such intention is given to the TENANT or unless the cancellation is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without cancellation, the AUTHORITY may at any time thereafter elect to cancel this LEASE for such previous breach. If the AUTHORITY cancels this LEASE for any breach, in addition to any other remedies it may have, it may recover from the
TENANT all damages it incurs by reason of such breach, including the cost of recovering the Premises, reasonable attorney's fees, and the value, at the time of such cancellation, of the excess of any RENT and charges equivalent to RENT reserved in this LEASE for the remainder of the stated TERM over the then reasonable value of the Premises for the remainder of the stated TERM, all of which amounts shall be immediately due from the TENANT to the AUTHORITY.

3.9 BANKRUPTCY
Nothing herein shall be construed to enlarge or diminish the rights and obligations of either Party hereto under the Federal Bankruptcy Code, as amended, with respect to the AUTHORITY's rights to terminate this LEASE in the event the TENANT becomes a debtor in accordance with said Act.

3.10 AUTHORITY'S RIGHT TO CURE
Should the AUTHORITY elect to pay any sum or sums or incur any obligations or expense by reason of the failure, neglect, or refusal of the TENANT to perform or fulfill any one or more of the conditions, covenants, or terms of this LEASE, the TENANT shall pay to the AUTHORITY as RENT, the sum(s) paid or expense(s) so incurred by the AUTHORITY immediately upon the AUTHORITY's issuance of an invoice related to the same and in no event later than thirty
(30) days after the issuance of an invoice from the AUTHORITY.

3.11 PAYMENT OF AUTHORITY'S EXPENSES

Notwithstanding anything to the contrary, in the event the AUTHORITY files suit to recover possession of the Premises or to recover RENT or any other amount due the AUTHORITY because of the TENANT's breach of any covenant contained herein that the TENANT is required to perform, the TENANT will pay all expenses, of any type or amount, incurred by the AUTHORITY therefore, including actual attorney's fees, filing fees, service of process fees, and costs.

3.12 AUTHORITY'S WAIVER OF BREACH
One or more waivers of any covenant or condition by the AUTHORITY shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the approval by the AUTHORITY of any act by the TENANT requiring the AUTHORITY's approval shall not be deemed to waive or render unnecessary the AUTHORITY's approval of any subsequent similar act by the TENANT.

3.13 TENANT'S RIGHT TO CANCEL
Notwithstanding any other provision of this LEASE, the TENANT has the right to cancel this LEASE upon the occurrence of any one of the following:
     A. The AUTHORITY's breach of any provision of this LEASE and failure to remedy such breach within sixty (60) days after receipt of notice thereof from the TENANT, unless the breach cannot be cured within sixty
     (60) days and the Authority has commenced action to cure the breach and needs additional time to complete these actions;
     B. Upon thirty (30) days advance written notice to the AUTHORITY in the event of issuance, by any court of competent jurisdiction, of any injunction substantially restricting the use of the AIRPORT for airport purposes and the continuing of said injunction, whether permanent or temporary, for a period of at least ninety (90) days; or
     C. Upon thirty (30) days advance written notice to the AUTHORITY in the event the United States Government, or any authorized agency thereof, assumes the operation, control or use of the AIRPORT or any substantial part thereof in such a manner as substantially restricts the TENANT's use of the Premises for a period of at least ninety (90) days.

3.14 TAXES
The TENANT is responsible for and shall pay before delinquency all municipal, local, or state taxes lawfully assessed during the TERM of this LEASE, and any
Renewal Term, against any leasehold interest in the Premises or personal property of any kind, owned by or placed in, upon, or about the Premises by the TENANT; provided, however, the TENANT will not be in default of this Section pending the outcome of any legal proceeding instituted to determine the validity of such taxes.

3.15 SECURITY REQUIREMENTS
The AUTHORITY's rights of re-entry under this LEASE are subject to reasonable advance notice whenever possible. Notwithstanding anything to the contrary, the AUTHORITY's right of entry shall be absolute in the event of fire or other emergency.

3.16 AUTHORITY'S LIEN
In consideration of the mutual benefits arising under this LEASE, the TENANT hereby grants to the AUTHORITY a lien on and a security interest in all of the
TENANT's property now or hereafter placed in or upon the AIRPORT, and such property shall be and remain subject to such lien and security interest of the
AUTHORITY for payment of all RENT and other sums agreed to be paid by the TENANT. The provisions of this Section relating to said lien and security interest shall constitute a security LEASE pursuant to the Michigan Uniform Commercial Code (UCC) so that the AUTHORITY shall have and may enforce a security interest in all of the TENANT's property now or hereafter placed in or on the AIRPORT, including but not limited to all fixtures, machinery, equipment, goods, furnishings, and other articles of personal property now or hereafter placed in or upon the AIRPORT by the TENANT. The TENANT agrees to execute as debtor such financing statement or statements as the AUTHORITY may now or hereafter request in order that such security interest or interests may be protected pursuant to the UCC. The AUTHORITY may at its election at any time file a copy of this LEASE as a financing statement. The AUTHORITY, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the UCC in addition to and cumulative of the landlord's liens and rights provided by law or by the other terms and provisions of this
LEASE.

3.17 TENANT'S DISCHARGE OF CONSTRUCTION LIENS AND SECURITY INTERESTS
In the event a lien, encumbrance or security interest is filed against the

Premises or the TENANT's or its sublessee's interest therein as a result of any repairs, improvements, additions or alterations made by the TENANT, the TENANT shall, within ten (10) days after receiving notice of such lien, encumbrance or security interest, discharge the lien or security interest, either by payment of the indebtedness due or by filing a bond, as provided by statute, as security therefore. In the event the TENANT fails to discharge such lien or security interest, the AUTHORITY has the right, but shall not be obligated, to procure such discharge by filing such bond and the TENANT shall pay the costs of securing and filing such bond, including but not limited to the AUTHORITY's attorneys' fees, to the AUTHORITY as RENT and immediately following the AUTHORITY's issuance of an invoice related to same.

3.18 NOTICE BY TENANT OF FIRE OR ACCIDENTS
The TENANT shall give immediate notice to AUTHORITY in case of fire or accidents on, about and/or adjacent to the Premises.

3.19 SURRENDER OF POSSESSION
Upon the termination or earlier cancellation of this LEASE, the TENANT shall forthwith surrender possession of the Premises in as good condition as when received, reasonable wear and tear excepted.

3.20 VENDING MACHINES
The TENANT may operate vending machines for use by its employees and business invitees only. Such vending machines shall not be accessible to members of the general public or the employees of other AIRPORT tenants.

3.21 NON-LIABILITY OF AUTHORITY
The AUTHORITY shall not be responsible or liable to the TENANT for any loss, liability and/or damage that is caused by or through the acts or omissions of third parties, including but not limited to the AUTHORITY's other tenants, agents and invitees, occupying adjoining or adjacent property to the Premises or any part of the property adjacent to or connected with the Premises leased under this LEASE.

3.22 ACCORD AND SATISFACTION
No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction, and the AUTHORITY may accept such check or payment without prejudice to the AUTHORITY's right to recover the balance of any unpaid RENT or account the AUTHORITY claims due and owing, and the AUTHORITY may pursue any other remedy available to the AUTHORITY.

3.23 RELATIONSHIP OF PARTIES
Nothing contained herein shall be construed as creating the relationship of principal and agent or of partnership or of joint venture between the Parties hereto, it being understood and agreed that no provision contained herein, or any acts of the Parties herein, shall be deemed to create any relationship between the Parties hereto other than the relationship of landlord and tenant.

3.24 NO OPTION FOR PREMISES
The submission of this LEASE for examination does not constitute a reservation of or option for the Premises and this LEASE becomes effective as a contract only upon execution thereof by the AUTHORITY.

3.25 COMPLIANCE WITH LAWS, RULES AND REGULATIONS
The TENANT shall comply with all laws, rules, regulations, ordinances and restrictions applicable to the AIRPORT. The TENANT and any assignees and sublessees (if applicable) must comply with any and all ordinances, rules and regulations adopted by the AUTHORITY with respect to use of the AIRPORT including, but not limited to, Ramp Area speed limits, and all applicable federal and state laws and regulations. To the extent permitted by law, the TENANT is responsible for compliance by its employees, agents, contractors and invitees with all the AUTHORITY's rules, regulations, and laws applicable to the AIRPORT. Accordingly, the TENANT is responsible for any fines or penalties assessed against it or its employees for any such violations. The TENANT must include in each of its subleases, if any, a provision requiring the sublessee's similar compliance, and upon request from the AUTHORITY shall provide evidence thereof.
The TENANT shall, at its sole cost and expense, obtain any and all lawfully required governmental licenses and permits and shall pay all assessed service charges necessary for the use of the Premises.
Pursuant to the AUTHORITY's authority under the Michigan Aeronautics Code to lease premises and to regulate activities at the AIRPORT, the terms and conditions of this LEASE and the AUTHORITY's Ordinance shall take precedence over, and shall govern the Parties hereto to the exclusion of, any local governmental law or ordinance in conflict therewith.

3.26 ENVIRONMENTAL RESPONSIBILITIES
     A. Definitions
     1. The Term "Environmentally Regulated Substances" as used in this LEASE means any and all elements, substances, chemicals, compounds, pollutants, and contaminants which are now or hereafter regulated, controlled or prohibited by any local, state or federal law or regulation requiring the removal, warning or restrictions on the use, generation, disturbance or transportation hereof, including without limitation any substance (in which or in whole part) defined as a "hazardous substance," "hazardous material," "toxic substance," or
     "air pollutant" by any Environmental Law.
     2. The term "Environmental Law" as used in this LEASE means any common law or duty, case law, decision or ruling, statute, rule, regulation, law, ordinance or code, whether local, state or federal, that regulates, creates standards for or imposes liability or standards of conduct concerning any Environmentally Regulated Substances, and includes but is not limited to the following: (i) the Clean Water Act (33 U.S.C. Section 1251 et seq.); (ii) the Federal Resource
Conservation and
     Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
SectionSection
     9601 et seq.); (iv) the Hazardous Materials Transportation Act
     (49 U.S.C. Section 5101 et seq.); the Clean Air Act (42 U.S.C. Section
7401); (v)
     the Emergency Planning and Community Right to Know Act (42 U.S.C.
Section
     11011 et seq.); (vi) the National Environmental Policy Act (42 U.S.C.
Section
     4231 et seq.); (vii) the Occupational Safety and Health Act (29 U.S.C.
     Section 651 et seq.); (viii) the Pollution Prevention Act (42 U.S.C.
Section 13101
     et seq.); (ix) the Safe Drinking Water Act (43 U.S.C. Section 300 et
seq.);
     (x) the Superfund Amendments and Reauthorization Act (42 U.S.C. Section
9601
     et seq.); (xi) the Toxic Substances Control Act
     (15 U.S.C. Section 2601 et seq.); (xii) the Michigan Natural Resources and
     Environmental Protection Act, Public Act 451 of 1994, and found in Chapter 324 of the Michigan Compiled Laws; (xiii) the Michigan Occupational Safety and Health Act, Public Act 154 of 1974, and found in Chapter 408 of the Michigan Compiled Laws; and/or (xiv) any administrative rules, regulations, guidelines and/or restrictions promulgated pursuant to any Environmental Law.
     B. Indemnification
     The TENANT hereby indemnifies and agrees to defend, protect and hold harmless, the AUTHORITY, its Board members, officers, employees and agents, and any successor or successors to the AUTHORITY's interests (collectively "AUTHORITY Indemnities") from and against any and all demands, investigations, losses, liabilities, fines, charges, damages, injuries, penalties, response costs, or claims of any and every kind whatsoever paid, incurred or asserted against, or threatened to be asserted against, any AUTHORITY Indemnitee, in any way relating to or regarding, directly or indirectly, Environmentally Regulated Substances or any Environmental Law, including all related claims or causes of action at common law or in equity which arise from or relate to the Premises if caused by the TENANT or its members, contractors, licensees, invitees, officers, employees or agents (hereinafter "Environmental Claims"). The TENANT's indemnification obligations shall include without limitation: (i) all consequential damages; (ii) the costs of any investigation, study, removal, response or remedial action, as well as the preparation or implementation of any monitoring, closure or other required plan or response action; and (iii) all actual costs and expenses incurred by any AUTHORITY Indemnitee in connection with such matters including, but not limited to, actual fees for professional services or fire fighting or pollution control equipment related to fuel spills. The TENANT's indemnification obligations shall survive the cancellation, termination or expiration of the TERM of this LEASE, and any Renewal Term.
     C. Compliance with Environmental Laws
     The TENANT shall keep and maintain and shall conduct its operations on and around the Premises in full compliance with any Environmental Law. The TENANT shall further ensure that its employees, licensees, invitees, agents, contractors, subcontractors, and any other persons conducting any activities on or adjacent to the Premises do so in full compliance with all Environmental Laws. By virtue of its operational control of the Premises, the TENANT shall be responsible for obtaining all necessary government permits or other approvals required by any Environmental Laws with respect to the TENANT's use or occupancy of the Premises in its name.
     D. Notification
     The TENANT shall immediately notify the AUTHORITY in writing of any matter that might give rise to any Environmental Claims, or if the TENANT obtains knowledge of any release, threatened release, discharge, disposal or emission of any Environmentally Regulated Substance in, on, under or around the Premises, which is not in full and complete compliance with any Environmental Law. Without limiting the foregoing, the TENANT shall promptly notify the AUTHORITY regarding any and all fuel spills that occur, under, adjacent to or around the Premises.
     E. Right to Take Action
     The AUTHORITY shall have the right, but not the obligation or duty, to join or participate in, including if it so elects as a formal party, any legal or administrative or equitable proceedings or actions initiated by any person or entity in connection with any Environmentally Regulated Substances, Environmental Law and/or any Environmental Claims pertaining to the TENANT's operation at, on, around and adjacent to the Premises, or if the TENANT is not fulfilling its obligations under this Section, and in such case the TENANT shall reimburse the AUTHORITY for all of its actual attorneys' fees, investigative costs and litigation costs incurred in connection therewith. The TENANT's obligation to reimburse attorney's fees, investigative costs and litigation costs incurred by the AUTHORITY shall survive the termination and/or expiration of this LEASE, and shall be immediately due and payable upon the demand of the AUTHORITY.
     F. Right to Investigate
     The AUTHORITY shall have the right, but not the obligation or duty, any time from and after the Commencement Date, to investigate study and test to determine whether Environmentally Regulated Substances are located in, on or under the Premises, or were emitted or released therefrom, which are not in compliance with any Environmental Law.
     Upon the reasonable request of the AUTHORITY, the TENANT shall provide a list of any and all Environmentally Regulated Substances used by the TENANT, its members, officers, employees, subcontractors, licensees and/or agents, on, at, adjacent to, around and/or under the Premises, certified as true and correct, and specifying how such Environmentally Regulated Substances are used, stored, treated and/ or disposed. The TENANT shall provide any and all documents required by any Environmental Law to demonstrate the proper use, storage, treatment and disposal of any Environmentally Regulated Substances.
     G. AUTHORITY Responsibilities
     1. As between the TENANT and the AUTHORITY, the AUTHORITY shall be and remain responsible for the clean-up, removal and disposal, response and/or remediation of any and all Environmentally Regulated Substances which were not: (i) exposed (directly or indirectly) to Premises by the TENANT or the TENANT's officers, employees, subcontractors, guests, invitees and/or agents; AND (ii) exacerbated, disturbed and disbursed by the TENANT or the TENANT's officers, employees, subcontractors, guests, invitees and/or agents. The AUTHORITY shall have the right to direct the TENANT to alter the location of any construction related to the Premises or otherwise modify the plans and specifications for any construction related to the Premises in order to investigate the need for any clean-up, removal and disposal, response or remediation. The TENANT shall consult with the AUTHORITY prior to preparing its plans and specifications to minimize any disturbance to any Environmentally Regulated Substances.
     2. The TENANT shall promptly advise the AUTHORITY in advance of any environmental findings by the TENANT which suggest that any Environmentally Regulated Substances may be disturbed by any construction work related to the Premises. The AUTHORITY shall have the unconditional right to direct the TENANT to stop the performance of any construction work related to the Premises if the AUTHORITY reasonably expects such work will disturb any Environmentally Regulated Substances. The AUTHORITY shall thereafter promptly commence the performance of any appropriate environmental testing at such location or redirect the TENANT to an alternative location. The TENANT shall thereafter commence construction only with the written approval of the AUTHORITY.
     3. As between the TENANT and the AUTHORITY, the TENANT shall be responsible for the clean-up, removal and disposal, response or remediation of any and all Environmentally Regulated Substances that could subject any person to liability for costs of clean-up, removal, response or remediation under any Environmental Law and which arise out of, relate to and/or result from (1) the use or occupancy of the Premises by the TENANT or its officers, employees, guests, subcontractors, invitees, contractors and agents, or (2) any acts or omissions of the TENANT, or any of the TENANT's officers, employees, guests, subcontractors, invitees, contractors and/or agents; provided that the TENANT shall not be responsible under this subparagraph G. 3. with respect to any Environmentally Regulated Substances to the extent the AUTHORITY is specifically responsible for such Environmentally Regulated Substances under subparagraph G. 1. above and to the extent that the TENANT strictly follows the procedures and provisions under subsections G. 1. and G. 2. above.

 3.27 COVENANTS AGAINST DISCRIMINATION
     A. Covenant Pursuant to Requirements of the Department of Transportation. The TENANT for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, hereby covenants and agrees that: (1) no person on the grounds of race, color, or national origin will be excluded from participation in, denied the benefits of, or will otherwise be subjected to discrimination in the use of said facilities; (2) in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national origin will be excluded from participation in, denied the benefits of, or will otherwise be subjected to discrimination; and (3) the TENANT shall use the Premises in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Nondiscrimination in Federally-assisted Programs of the Department of Transportation - Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.
     B. Affirmative Action Assurance Requirements of the Federal Aviation Administration. The TENANT assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR 152, Subpart E. The TENANT assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this subpart.
     The TENANT further assures that it will require that its covered suborganizations provide assurances to the TENANT that they similarly will undertake affirmative action programs and that they will require from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect.
     C. Additional Federal Requirement. The TENANT assures that it will comply with pertinent statutes, Executive Orders and such rules as are promulgated to assure that no person shall, on the grounds of race, creed, color, national origin, sex, age, or handicap be excluded from participating in any activity conducted with or benefiting from Federal assistance. This provision obligates the TENANT or its transferee for the period during which Federal assistance is extended to the airport program, except where Federal assistance is to provide, or is in the form of personal property or real property or interest therein or structures or improvements thereon. In these cases, this provision obligates the party or any transferee for the longer of the following periods: (a) the period during which the property is used by the sponsor or any transferee for a purpose for which Federal assistance is extended, or for another purpose involving the provision of similar services or benefits; or (b) the period during which the airport sponsor or any transferee retains ownership or possession of the property. In the case of contractors, this provision binds the contractors from the bid solicitation period through the completion of the contract.
     D. State Non-Discrimination Covenants. In accordance with 1976 Public Act of Michigan No. 453, and 1976 Public Act of Michigan No. 220, the TENANT covenants not to discriminate against an employee or applicant for employment with respect to hire, tenure, terms, conditions, or privileges of employment, or a matter directly or indirectly related to employment because of race, color, religion, national origin, age, sex, height, weight, marital status, or a handicap that is unrelated to the individual's ability to perform the duties of a particular job or position, and to require a similar covenant on the part of any subcontractor employed in the performance of this LEASE or any sublessee or assignee. Breach of these covenants may be regarded as a material breach of this LEASE.
     In the event of breach of any of the above nondiscrimination covenants, the AUTHORITY has the right to terminate this LEASE and to re-enter and repossess said land and the facilities thereon, and hold the same as if this LEASE had never been made.

3.28  AUTHORITY'S ETHICS ORDINANCE
The TENANT must comply with the AUTHORITY's Ethics Ordinance, as applicable.


3.29 FEDERAL GOVERNMENT LEASES
This LEASE is subordinate to the terms, conditions, and covenants of any existing or future agreements between the AUTHORITY and the United States of

America relative to the operation and maintenance of the AIRPORT, the execution of which has been or may be required as a condition precedent to the expenditure of federal funds for the development of the AIRPORT.

3.30 NATIONAL EMERGENCY
All terms, conditions, and covenants of this LEASE are subordinate to the rights of the United States of America to lease or otherwise assume control over the AIRPORT, or any part thereof, during time of war or national emergency for military or naval use, and any terms, conditions, and covenants of this

LEASE inconsistent with the terms, conditions, and covenants of such LEASE with the United States of America will be suspended thereby.

3.31 AIRPORT DEVELOPMENT
The TENANT agrees the AUTHORITY retains and reserves the right to further develop and improve the AIRPORT, including, without limiting the generality hereof, its landing areas, runways, hangars, ramp areas, roads and the like, regardless of the desires or views of the TENANT in this regard and without interference or hindrance by the TENANT. The AUTHORITY's unfettered right to develop and improve the AIRPORT, inclusive of the Premises, shall be free from any actual or potential liability to the TENANT for interference with its activities or liability for loss occurring to the TENANT as a result of such development or improvement. The TENANT hereby forever releases the AUTHORITY from any and all claims, liabilities and damages arising from or related to the AUTHORITY's development of and improvements to the AIRPORT.

3.32 PROTECTION OF AERIAL APPROACHES
The AUTHORITY reserves the right to take any action it considers necessary to protect the aerial approaches of the AIRPORT against obstruction, together with the right to prevent the TENANT from erecting or permitting to be erected, any building or other structure on the AIRPORT which, in the opinion of the AUTHORITY, would limit the usefulness of the AIRPORT or constitute a hazard to aircraft.

ARTICLE IV

4.1 NOTICES
All notices, demands, or other writings required or provided for under this

LEASE shall be sent by via email where applicable or by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows:

TO AUTHORITY:  Wayne County Airport Authority
          Detroit Metropolitan Wayne County Airport
          Contracts.notices@wcaa.us

          and

          Willow Run Airport
          801 Willow Run Airport
          Ypsilanti, MI 48198
          Attention:  Airport Director

TO TENANT:     Baltia Air Lines, Inc.
          John F. Kennedy International Airport
          Building 151, Room 361
          Jamaica, NY 11430
          Attention:  Igor Dmitrowsky

The address to which any notice, demand, payment, or other writing may be sent may be changed by written notice given by the party requesting such change.

4.2 SUCCESSORS
All rights and liabilities herein given to, or imposed upon, the respective parties shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the parties. Subject to the second sentence of Section 3.4, no rights, however, shall inure to the benefit of any assignee of the TENANT unless the assignment to such assignee has been approved by the AUTHORITY in writing as required under this LEASE.

4.3 CHOICE OF LAW AND FORUM; SERVICE OF PROCESS
This LEASE shall be construed and enforced according to the laws of the State of Michigan. Any and all legal actions between the Parties and/or arising out of or related to the LEASE shall be instituted and litigated exclusively in the courts of the State of Michigan. Pursuant to Michigan Public Act No. 88 of 1974 and in accordance with this LEASE, the Parties hereto submit to the jurisdiction of the courts of the State of Michigan, it being expressly agreed this LEASE was formed in Michigan and the TENANT is subject to the jurisdiction of the courts of the State of Michigan. In the event the TENANT fails to maintain a registered agent to accept service of process in Michigan, the TENANT hereby consents to service of any such process by any means provided by statute or court rule in such case made and provided.
At the AUTHORITY's sole and exclusive option, for which separate consideration is acknowledged as received, the AUTHORITY and the TENANT agree any and all disputes between the Parties shall be resolved by arbitration before the

American Arbitration Association in accordance with the then current Commercial

Rules of the American Arbitration Association, and any judgment or award issued by the arbitrators shall be final and may be entered in any court having jurisdiction thereof. Any arbitration proceeding shall occur only in Wayne County, Michigan. The initiating party shall pay all arbitration filing fees.
In the event the Parties are involved in any arbitration or Court proceedings arising out of or related to this LEASE, the AUTHORITY shall be entitled to recover all of its actual attorneys' fees, interest, costs, arbitration fees (including case administration fees and the arbitrator(s) fees), and expert witness fees if the AUTHORITY is the prevailing party.

4.4 PARTIAL INVALIDITY OF CONTRACTUAL TERMS

If any term, covenant, or condition of this LEASE or the application thereof to any person or circumstances is, to any extent, judicially determined to be invalid or unenforceable, the remainder of this LEASE, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, is not affected and is enforceable.

4.5 MISCELLANEOUS
     A. The captions, section numbers, and article numbers appearing in this LEASE are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this LEASE, nor in any way affect this LEASE.
     B. When used herein, the singular includes the plural, the plural i ncludes the singular, and the use of any gender is applicable to all genders.
     C. The recitals stated above are incorporated herein by reference as if fully restated herein, and the recitals shall be an integral part of this LEASE.
     D. The Parties acknowledge, understand and agree this LEASE is the product of negotiations between the Parties and their respective legal counsel, and that, through counsel, the Parties have contributed to the content of this LEASE. Accordingly, the Parties agree that any otherwise applicable legal rule of contract construction requiring ambiguities in this LEASE to be construed against the drafter thereof will not be applicable in any dispute regarding the terms of this LEASE.
     E. Each Party acknowledges and agrees it has read this LEASE, fully understands all terms and conditions, has had a full opportunity to consult with counsel in reaching and reviewing this LEASE, has entered into this LEASE freely and voluntarily, and considers the LEASE to be fair and reasonable.

4.6 ENTIRE LEASE
This LEASE consists of Articles numbered I through IV and the attached documents described as Exhibit A. This LEASE sets forth all the covenants, promises, conditions, and understandings between the AUTHORITY and the TENANT concerning the Premises and the TENANT's use thereof. No alteration, amendment, change, or addition to this LEASE is binding upon the AUTHORITY unless it is in writing and signed by each Party hereto.


               [Signature Page Follows]


The Parties hereto have caused this LEASE to be executed on their behalves by their respective duly authorized officers, and attested by their proper corporate officers, all as of the day and year first above written.


                                   WAYNE COUNTY AIRPORT AUTHORITY

                                   By:
                              Terrence P. Teifer
                              Chief Financial Officer


                              BALTIA AIR LINES, INC.


                              By:
                              Igor Dmitrowsky

                                   Its: President and CEO

106675

                    EXHIBIT A